Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive  Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                    FRANCHISE FINANCE CORPORATION OF AMERICA
                    ----------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

                  1) Title of each class of securities to which transaction applies:
                  2)       Aggregate  number of securities to which  transaction
                           applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  4)       Proposed maximum aggregate value of transaction:
                  5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:
                  2)       Form, Schedule or Registration Statement No.:
                  3)       Filing Party:
                  4)       Date Filed:

[GRAPHIC OMITTED]
                                                               FRANCHISE FINANCE
                                                          CORPORATION OF AMERICA















                                  ------------
                                    NOTICE OF
                                      1997
                                 ANNUAL MEETING
                                       AND
                                 PROXY STATEMENT
                                  ------------

















                                 ANNUAL MEETING
                                   TO BE HELD
                                   MAY 6, 1997

[GRAPHIC OMITTED]
                                                               FRANCHISE FINANCE
                                                          CORPORATION OF AMERICA

         17207 NORTH PERIMETER DRIVE
         SCOTTSDALE, ARIZONA  85255-5402



Dear Shareholder:

         On behalf of the Board of Directors, I cordially invite you to attend the 1997 Annual Meeting of Shareholders of Franchise Finance Corporation of America to be held at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona on Tuesday, May 6, 1997 at 10:00 a.m. local time.

         The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on matters of current interest to our shareholders.

         Whether you own a few or many shares of stock of Franchise Finance Corporation of America, it is important that your shares be represented. If you cannot personally attend the meeting, we encourage you to make certain you are represented at the meeting by signing and dating the accompanying proxy card and promptly returning it in the enclosed envelope. Returning your proxy card will not prevent you from voting in person, but will assure that your vote will be counted if you are unable to attend the meeting.

                                        Sincerely,

                                        /s/ MORTON H. FLEISCHER


March 27, 1997                          Morton H. Fleischer, President, Chief
                                        Executive Officer and Chairman of the
                                        Board

[GRAPHIC OMITTED]
                                                               FRANCHISE FINANCE
                                                          CORPORATION OF AMERICA

         17207 NORTH PERIMETER DRIVE
         SCOTTSDALE, ARIZONA  85255-5402



                    ----------------------------------------
                  NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 6, 1997
                    ----------------------------------------



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Franchise Finance Corporation of America (the "Company") will be held on Tuesday, May 6, 1997 at 10:00 a.m. local time, at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona for the following purposes:

         1.       To elect ten directors to the Board of Directors.

         2. To consider and vote upon a proposal to amend and restate the Company's Restated Certificate of Incorporation which would, among other things, authorize the issuance of 10,000,000 shares of preferred stock.

         3. To consider and vote upon a proposal to approve the Company's 1997 Employee Stock Purchase Plan, as more fully described in the accompanying Proxy Statement.

         4. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

         5. To transact such other business as may properly come before the Meeting and at any postponements or adjournments thereof.

         Only shareholders of record at the close of business on March 14, 1997 are entitled to notice of and to vote at the Meeting or at any postponements or adjournments thereof.

         You are cordially invited and urged to attend the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the postage paid, return-addressed envelope provided for that purpose. By returning your Proxy promptly you can help the Company avoid the expense of follow-up mailings to ensure a quorum so that the Meeting can be held. Shareholders who attend the Meeting may revoke a prior proxy and vote in person as set forth in the Proxy Statement.

         THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED ITEMS. YOUR VOTE IS IMPORTANT.

                                        By Order of the Board of Directors

                                        /s/ Christopher H. Volk

                                        Christopher H. Volk, Secretary
Scottsdale, Arizona
Dated:  March 27, 1997

                    FRANCHISE FINANCE CORPORATION OF AMERICA
                           17207 North Perimeter Drive
                            Scottsdale, Arizona 85255

     -----------------------------------------------------------------------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             To be held May 6, 1997

     -----------------------------------------------------------------------



                               GENERAL INFORMATION


         This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Franchise Finance Corporation of America, a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held at The Scottsdale Princess Resort, 7575 East Princess Drive, Scottsdale, Arizona, on Tuesday, May 6, 1997 at 10:00 a.m. local time, and at any and all postponements or adjournments thereof (collectively referred to herein as the "Meeting"). This Proxy Statement, the accompanying form of proxy (the "Proxy") and the Notice of Annual Meeting will be first mailed or given to the Company's shareholders on or about March 27, 1997.

         Because many of the Company's shareholders may be unable to attend the Meeting in person, the Board solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Meeting. Shareholders are urged to: (i) read this Proxy Statement carefully; (ii) specify their choice in each matter by marking the appropriate box on the enclosed Proxy; and (iii) sign, date and return the Proxy by mail in the postage-paid, return addressed envelope provided for that purpose.

         All shares of the Company's common stock, $.01 par value per share (the "Shares"), represented by properly executed and valid Proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such Proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, Shares represented by the Proxies will be voted for the proposals set forth on the Proxy, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. Any Proxy may be revoked at any time prior to the exercise thereof by submitting another Proxy bearing a later date or by giving written notice of revocation to the Company at the Company's address indicated above or by voting in person at the Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Meeting to be effective.

                                     VOTING

         Only persons holding Shares of record at the close of business on March 14, 1997 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. On the Record Date there were 40,634,652 Shares outstanding, each of which will be entitled to one vote on each matter properly submitted for vote to the Company's shareholders at the Meeting. The presence, in person or by proxy, of holders of a majority of outstanding Shares entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

         The election of each director nominee requires the affirmative vote of a plurality of the Shares cast in the election of directors. An affirmative vote of the holders of a majority of the outstanding Shares entitled to vote at the Meeting is required for approval of Proposal No.2 to amend and restate the Company's Restated Certificate of

Incorporation. An affirmative vote of a majority of the votes cast at the Meeting is required for approval of all other items being submitted to the shareholders for their consideration.

         Those Shares present, in person or by proxy, including Shares as to which authority to vote on any proposal is withheld, Shares abstaining as to any proposal, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer's Shares on one or more matters) on any proposal, will be considered present at the Meeting for purposes of establishing a quorum. Each will be tabulated separately.

         Brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on all proposals contained in this Proxy except such brokers cannot vote on Proposal No. 2 to approve the amendment to and restatement of the Company's Restated Certificate of Incorporation.

         Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, while broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         Votes  cast  by  proxy  will  be  tabulated  by  an  automated   system
administered by Gemisys Transfer Agents, the Company's transfer agent. Votes cast by proxy or in person at the Meeting will be counted by the independent persons appointed by the Company to act as election inspectors for the Meeting.


                                 PROPOSAL NO. 1


                              ELECTION OF DIRECTORS

         It is intended that the Shares represented by properly executed Proxies will be voted to elect the director nominees, unless authority so to vote is withheld. Each nominee is currently a member of the Board and all of the nominees have indicated a willingness to serve as a director if re-elected. If elected, each nominee will serve until the 1998 Annual Meeting of Shareholders or until his earlier removal or resignation. The Board has no reason to believe that any of the director nominees will be unable to serve as directors or become unavailable for any reason. If, at the time of the Meeting, any of the director nominees shall become unavailable for any reason, the persons entitled to vote the Proxy will vote, as such persons shall determine in his or her discretion, for such substituted nominee or nominees, if any, nominated by the Board.

         There are no arrangements or understandings between or among any of the officers or directors and any other person pursuant to which any officer or director was selected as such. There are no family relationships among any directors and executive officers of the Company.

         The affirmative vote of a plurality of the Shares present or represented to vote at the Meeting is necessary to elect each director nominee. Shareholders of the Company will have an opportunity on their Proxy to vote in favor of one or more director nominees while withholding authority to vote for one or more director nominees.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS GRANT AUTHORITY FOR THE ELECTION
                    OF THE NOMINEES TO THE BOARD OF DIRECTORS

Directors

         The following table sets forth certain information with respect to the directors of the Company (all of whom are nominees for re-election):

                               Principal Occupation or Employment During the Past              Director of the
        Name and Age                     Five Years; Other Directorships                        Company Since
        ------------                     -------------------------------                        -------------


Morton H. Fleischer            Director,  Chairman of the Board,  President  and               June 22, 1993
(60)                           Chief  Executive  Officer  of  the  Company.  Mr.
                               Fleischer  previously  served  as the  President,
                               Chief Executive Officer and director of Franchise
                               Finance  Corporation  of  America  I, a  Delaware
                               corporation ("FFCA I") (a predecessor corporation
                               of the Company)  since its formation in 1980. Mr.
                               Fleischer  has  acted  as an  individual  general
                               partner  (or  general   partner  of  the  general
                               partner)   of   the   eleven    public    limited
                               partnerships  that were  consolidated to form the
                               Company  in 1994.  In  addition,  he is a general
                               partner  (or  general   partner  of  the  general
                               partner)   in  the   following   public   limited
                               partnerships  whose  investments are set forth in
                               parentheticals:  Participating  Income Properties
                               1986, L.P. (travel plazas);  Participating Income
                               Properties    II,    L.P.     (travel    plazas);
                               Participating   Income   Properties  III  Limited
                               Partnership (travel plazas);  and Scottsdale Land
                               Trust  Limited   Partnership   (commercial   land
                               development).

Robert W. Halliday             Director  and  Chairman  Emeritus of the Board of               June 22, 1993
(77)                           the Company.  Mr. Halliday  previously  served as
                               the  Chairman of the Board of the  Company  since
                               its   organization   and  of  FFCA  I  since  its
                               formation in 1980. He has served as a director of
                               several   publicly  held  American  and  Canadian
                               companies,  including Great Pacific  Corporation,
                               Mitchell Energy & Development Corporation,  Boise
                               Cascade Corporation and Jim Pattison Enterprises.

Willie R. Barnes               Corporate and securities law attorney. Mr. Barnes               March 14, 1995
(65)                           has been a  partner  in the law  firm of  Musick,
                               Peeler  &  Garrett  since  June  1992.  He  was a
                               partner in the law firm of Katten, Muchin Zavis &
                               Weitzman from March 1991 to January 1992. He is a
                               member  of  the   Business  Law  Section  of  the
                               American  Bar  Association,  in addition to other
                               committees.  Mr.  Barnes  was  appointed  as  the
                               Commissioner  of  Corporations  for the  State of
                               California  in  1975  and  is  a  member  of  the
                               California   Senate   Commission   on   Corporate
                               Governance,  Shareholder  Rights  and  Securities
                               Transactions.  He is  currently  a  director  and
                               secretary of American Shared Hospital Services.

William C. Foxley              President of Foxley Cattle Company.  From 1983 to               August 1, 1994
(62)                           1993,  Mr.  Foxley  served as a  consultant  to a
                               group of investment limited  partnerships managed
                               by Bridge  Capital of  Teaneck,  New  Jersey.  He
                               previously   served  as  chairman  of  Flavorland
                               Industries,   a  publicly  held  company.  He  is
                               currently  Chairman of the Board of the Museum of
                               Western Art in Denver.

                               Principal Occupation or Employment During the Past              Director of the
        Name and Age                     Five Years; Other Directorships                        Company Since
        ------------                     -------------------------------                        -------------


Donald C. Hannah               Chairman  and  Chief  Executive  Officer  of U.S.               August 1, 1994
(64)                           Properties,  Inc.  Mr.  Hannah is a member of the
                               Chief  Executives   Organization  and  the  World
                               Presidents'  Organization,  and is a director  of
                               the Precision Standard Corporation (NASDAQ),  the
                               Samoth   Capital   Corporation   and  the  Marine
                               Resources Foundation.

Dennis E. Mitchem              Executive   Director  of  Habitat  for  Humanity,               January 29, 1996
(65)                           Valley of the Sun, since April 1996, and prior to
                               that   time   was   an   independent   management
                               consultant   for   privatization   and  financial
                               services  projects.  From March 1994 to  December
                               1995,  Mr.  Mitchem worked in Moscow serving as a
                               consultant to the Russian Privatization Center in
                               the  establishment  of  its  local  Privatization
                               Centers.  From July 1992 to February 1994, he was
                               Managing   Director  of  CAJV,  a  joint  venture
                               between Arthur Andersen LLP and Castillo Company,
                               Inc., and managed the Denver, Colorado, financial
                               processing   center  of  the   Resolution   Trust
                               Corporation.  From  1954  to  June  1993,  he was
                               employed by Arthur  Andersen LLP, where he became
                               a partner in 1967 and retired as a senior partner
                               in June 1993.

Louis P. Neeb                  Chairman of the Board and Chief Executive Officer               August 1, 1994
(57)                           of Casa Ole Restaurants, Inc. since October 1995.
                               Mr.  Neeb  also  serves  as   President  of  Neeb
                               Enterprises,  Inc., a restaurant consulting firm.
                               He was President and Chief  Executive  Officer of
                               Spaghetti  Warehouse,  Inc., from 1991 to January
                               1994  and  President  of  Geest  Foods  USA  from
                               September  1989 to June  1991,  prior to which he
                               served as President and Chief  Executive  Officer
                               of Taco Villa, Inc. Mr. Neeb spent ten years with
                               the Pillsbury  Company in various positions which
                               included:  Executive Vice  President,  Pillsbury;
                               Chairman   of  the  Board,   Burger   King;   and
                               President, Steak 'N Ale Restaurants.  Mr. Neeb is
                               also a director of ShowBiz  Pizza Time,  Inc. and
                               Silver Diner  Development Inc. and was previously
                               a director of On the Border Cafes, Inc.

Kenneth B. Roath               Chairman  and Chief  Executive  Officer of Health               August 1, 1994
(61)                           Care  Property  Investors,  Inc.,  a real  estate
                               investment trust organized in 1985 to invest,  on
                               a net lease basis, in health care properties. Mr.
                               Roath  is  the  past  Chairman  of  the  National
                               Association  of Real  Estate  Investment  Trusts,
                               Inc. ("NAREIT"), and is currently a member of the
                               Executive Committee and the Board of Governors of
                               NAREIT.

                               Principal Occupation or Employment During the Past              Director of the
        Name and Age                     Five Years; Other Directorships                        Company Since
        ------------                     -------------------------------                        -------------
Wendell J. Smith               President  of  W.J.S.  &  Associates,  which  was               August 1, 1994
(64)                           established  by Mr. Smith in 1984 as a consultant
                               to pension  funds and  pension  fund real  estate
                               advisors.  Mr. Smith also serves as a director of
                               Shurgard  Storage Centers  (NYSE),  a real estate
                               investment   trust   organized   to   invest   in
                               self-storage  facilities.  He is also a member of
                               the Board of  Directors  of PGA Tour  Properties,
                               which  invests  in  TPC  courses  throughout  the
                               world.  Mr. Smith  retired in 1991 from the State
                               of California Public Employees  Retirement System
                               ("CALPERS"), after 27 years of employment. During
                               the last 21 years of his employment with CALPERS,
                               Mr. Smith  was  responsible  for  all real estate
                               equities and mortgage  acquisitions  for CALPERS.
                               Mr.  Smith  previously  served on the Western and
                               National  Advisory Boards of the Federal National
                               Mortgage  Association,  on the Advisory  Board of
                               the  Center  for  Real  Estate  Research  at  the
                               University of  California, and  as a  director of
                               Real Estate Investment Trust of California.

Casey J. Sylla                 Senior  Vice   President  and  Chief   Investment               August 1, 1994
(53)                           Officer of Allstate Insurance Company.  From 1992
                               until  July  1995,  Mr.  Sylla  was an  Executive
                               Officer  and  Vice  President  and  head  of  the
                               Securities  Department of The Northwestern Mutual
                               Life Insurance Company.

Board Meetings

         The Board held five (5) meetings during the fiscal year ended December 31, 1996. The Board also took action one (1) time by unanimous written consent. During a director's tenure, no director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board during 1996; and (ii) the total number of meetings held by all committees of the Board on which he served during 1996.

Committees of the Board

         Audit Committee. The current members of the Audit Committee are Messrs. Kenneth B. Roath, Chairman, Wendell J. Smith, Willie R. Barnes and Dennis E. Mitchem. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non- audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee held three (3) meetings in 1996.

         Executive Committee. The current members of the Executive Committee are Messrs. Morton H. Fleischer, Chairman, Robert W. Halliday and Donald C. Hannah. The Executive Committee has the authority to acquire, dispose of and finance investments for the Company and execute contracts and agreements, including those related to the borrowing of money by the Company, and generally exercise all other powers of the Board except as prohibited by law. The Executive Committee held four (4) meetings in 1996 and took action seven (7) times by unanimous written consent.

         Compensation Committee. The current members of the Compensation Committee are Messrs. Casey J. Sylla, Chairman, Louis P. Neeb and William C. Foxley. The Compensation Committee, among other things, advises the Board on all matters pertaining to compensation programs and policies, establishes guidelines for employee incentive and benefit programs, makes specific recommendations to the Board relating to salaries of officers and all incentive awards and administers the Company's 1995 Stock Option and Incentive Plan. The

Compensation Committee held three (3) meetings in 1996 and took action two (2) times by unanimous written consent.

         The Board does not presently have a separate nominating committee, the function of which is handled by the Board as a whole.

Compensation of Directors

         The Company pays an annual fee of $30,000 to its Independent Directors (i.e., directors who are not employees of the Company or its affiliates). In 1996, the Independent Directors received 20% of such annual fee in non-qualified stock options to purchase Shares based upon the Black-Scholes option pricing model. The Independent Directors agreed to use at least one-half of their remaining annual fees received from the Company for open market purchases of common stock of the Company. Messrs. Barnes, Foxley, Halliday, Hannah, Mitchem, Neeb, Roath, Smith and Sylla each received options to purchase 2,899 Shares at $21.75 per Share, the fair market value of the Shares on May 13, 1996, the date of grant. These options are exercisable when granted.

         Directors who are employees of the Company are not paid director's fees, but the Company does reimburse directors for travel expenses incurred in connection with their activities on behalf of the Company. Each director also receives $500 for each committee meeting the director attends, with the chairman of the respective committee receiving $1,000 for each committee meeting. In addition, on January 2, 1996 the Company granted Mr. Halliday non-qualified options to purchase 50,000 shares of Common Stock, at a purchase price of $21.875 per share, as an inducement to serve as a member of the Board. The options become exercisable in three annual insallments, each consisting of a third of the shares covered by the options, beginning on the first anniversary of the date of the grant.

Executive Officers

         Set forth below is certain information regarding the executive officers of the Company, including age, principal occupation during the last five years and the date each became an executive officer of the Company.

                                                                                             Executive Officer
                                                                                                   of the
     Name/Age                             Present Executive Office                             Company Since
     --------                             ------------------------                             -------------
Morton H. Fleischer            Chairman  of  the  Board,   President  and  Chief               June 22, 1993
(60)                           Executive  Officer of the Company.  More detailed
                               information  regarding Mr.  Fleischer's  business
                               experience is set forth under "Directors."

John R. Barravecchia           Executive   Vice   President,   Chief   Financial               June 1, 1994
(41)                           Officer,  Treasurer and Assistant Secretary.  Mr.
                               Barravecchia  previously  served as  Senior  Vice
                               President,  Chief Financial Officer and Treasurer
                               of the  Company  from June 1, 1994 until July 28,
                               1995, and as Senior Vice President of FFCA I from
                               October 1989 until June 1, 1994. Prior to joining
                               FFCA I, Mr.  Barravecchia was associated with the
                               international  public  accounting  firm of Arthur
                               Andersen LLP.

Christopher H. Volk            Executive   Vice   President,   Chief   Operating               June 1, 1994
(40)                           Officer,  Secretary and Assistant Treasurer.  Mr.
                               Volk    previously    served   as   Senior   Vice
                               President-Underwriting   and   Research   of  the
                               Company  from June 1, 1994 until  July 28,  1995,
                               and as Vice  President-  Research  of FFCA I from
                               October  1989 until June 1, 1994.  Mr.  Volk is a
                               member  of  NAREIT  and  currently  serves as co-
                               chair of its Public Relations Committee.

                               Principal Occupation or Employment During the Past              Director of the
        Name and Age                     Five Years; Other Directorships                        Company Since
        ------------                     -------------------------------                        -------------
Dennis L. Ruben                Executive Vice President and General Counsel. Mr.               June 1, 1994
(44)                           Ruben served as Senior Vice President and General
                               Counsel  of the  Company  from  June  1,  1994 to
                               January 28, 1997. Mr. Ruben previously  served as
                               an attorney and counsel of FFCA I from March 1991
                               until June 1, 1994.  Prior to joining FFCA I, Mr.
                               Ruben was a partner with the national law firm of
                               Kutak Rock.

Stephen G. Schmitz             Executive  Vice   President,   Chief   Investment               May 31, 1995
(42)                           Officer  and  Assistant  Secretary.  Mr.  Schmitz
                               served  as  Senior  Vice  President  -  Corporate
                               Finance  from June 1, 1994 to January  28,  1997.
                               Mr.  Schmitz  previously  served as  Senior  Vice
                               President  of the  Company  and served in various
                               positions  as an  officer  of FFCA I from 1986 to
                               June 1, 1994.

Catherine F. Long              Senior    Vice    President-Finance,    Principal               June 1, 1994
(40)                           Accounting   Officer,   Assistant  Secretary  and
                               Assistant  Treasurer.  Ms.  Long  served  as Vice
                               President - Finance of the  Company  from June 1,
                               1994 to January 28,  1997.  Ms.  Long  previously
                               served as Vice  President-Finance  of FFCA I from
                               June 1990 until  June 1, 1994. From  1978 to  May
                               1990,   Ms.  Long   was  associated   with    the
                               international  public  accounting  firm of Arthur
                               Andersen LLP.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the compensation awarded to, earned by, or paid to (i) the Company's Chief Executive Officer ("CEO") during 1996 and 1995 and the pro rata partial payments received by the CEO during 1994 (from June 1, 1994 to December 31, 1994), and (ii) the Company's other four most highly compensated executive officers whose total annual compensation exceeded $100,000 during 1996 and 1995 (the "Named Executive Officers") and the pro rata partial payments received by the Named Executive Officers during 1994.

                                  SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------------------

                                                     ANNUAL COMPENSATION                  LONG-TERM AWARDS
                                              ----------------------------------------   -----------------------   --------------
                                                                        Other Annual      Securities Underlying      All Other
  Name and Principal Positions       Year     Salary($)   Bonus($)(1)  Compensation($)          Options(#)         Compensation(2)
---------------------------------------------------------------------------------------------------------------------------------
Morton H. Fleischer                  1996       $450,000     $250,000        -0-                 200,000                -0-
    Director, Chairman of the        1995       $400,000     $250,000        -0-                   -0-                  -0-
    Board, President and Chief       1994       $400,000(3)  $116,667        -0-                   -0-                  -0-
    Executive Officer
---------------------------------------------------------------------------------------------------------------------------------
Christopher H. Volk                  1996       $222,917     $125,000        -0-                  30,000               $8,183
    Executive Vice President, Chief  1995       $180,122     $125,000        -0-                 138,000               $9,000
    Operating Officer, Secretary and 1994       $165,000(4)  $ 48,125        -0-                   -0-                 $2,045
    Assistant Treasurer
---------------------------------------------------------------------------------------------------------------------------------
John R. Barravecchia                 1996       $200,000     $100,000        -0-                  30,000               $9,000
    Executive Vice President, Chief  1995       $180,122     $100,000        -0-                 138,000               $9,000
    Financial Officer, Treasurer and 1994       $165,000(4)  $ 48,125        -0-                   -0-                 $2,080
    Assistant Secretary
---------------------------------------------------------------------------------------------------------------------------------
Stephen G. Schmitz                   1996       $165,000     $135,000        -0-                  20,000               $9,000
    Executive Vice President,        1995       $151,917     $100,000        -0-                 138,000               $7,825
    Chief Investment Officer and
    Assistant Secretary              1994       $100,000(5)  $ 23,333        -0-                   -0-                 $1,500

---------------------------------------------------------------------------------------------------------------------------------
Dennis L. Ruben                      1996       $172,500     $ 86,250        -0-                   -0-                 $9,000
    Executive Vice President,        1995       $165,000     $ 82,500        -0-                 138,000               $8,775
    General Counsel and Assistant    1994       $165,000(4)  $ 48,125        -0-                   -0-                 $2,475
    Secretary
---------------------------------------------------------------------------------------------------------------------------------


---------------

(1) Bonus includes the amount of cash bonus earned and accrued (a) during the period from January 1, 1996 to December 31, 1996 and paid in January 1997;
    (b) during the period from January 1, 1995 to December 31, 1995 and paid in January 1996 and (c) during the period from June 1, 1994 to December 31, 1994 and paid in January 1995.
(2) Amounts included in All Other Compensation represent matching Company contribution amounts received under the Company's 401(k) Plan.
(3) Received approximately $233,333 representing pro rata portion of annual salary paid by the Company from June 1, 1994 to December 31, 1994.
(4) Received approximately $96,250 representing pro rata portion of annual salary paid by the Company from June 1, 1994 to December 31, 1994.
(5) Received approximately $58,333 representing pro rata portion of annual salary paid by the Company from June 1, 1994 to December 31, 1994.


    The foregoing compensation tables do not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer and of the group listed in the above table is less than the lesser of
(a) ten percent of the cash compensation paid to each such executive officer or to the group, respectively, or (b) $50,000, or $50,000 times the number of individuals in the group, as the case may be, and is not included in such table.

Compensation Pursuant to Plans

         401(k) Plan. The Company has adopted a defined contribution savings plan (the "401(k) Plan") to provide retirement income to employees of the Company, including the executive officers referred to in the Summary Compensation Table. The 401(k) Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and incorporates features permitted under Section 401(k) of the Code.

         The 401(k) Plan covers all employees who have completed six months of service. Participants can elect to contribute up to 15% of annual compensation on a pre-tax basis. The Company provides a 100% matching contribution, in the Company's common stock, up to 6% of annual compensation, with a maximum of $9,000.

         All participant contributions are fully vested as soon as they are made. Company contributions are subject to a vesting schedule and are 100% vested after six years of service. In determining the years of service, the Company includes the time a participant was an employee of FFCA I, a predecessor corporation of the Company. Participant contributions are invested as directed by each participant in investment funds available under the 401(k) Plan. Full retirement benefits are payable to each participant in a single cash payment or an actuarial equivalent form of annuity on the first day of the month following the participant's retirement or after his or her 65th birthday. In general, if employment ceases before the employee reaches age 65, the vested benefits under the 401(k) Plan are paid in full at termination of employment or a later date elected by the participant. The 401(k) Plan provides death benefits to a participant's beneficiary if the participant dies before his or her retirement benefits commence or if a survivor form of annuity is in effect.

         Stock Option Plans. The Company has one stock option plan, the 1995 Stock Option and Incentive Plan (the "Stock Option Plan") under which options may currently be granted. Directors, executive officers, other key employees and other key persons associated with the Company are eligible to receive options under this plan.

         The Compensation Committee and the Board believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company has established the Stock Option Plan to enable directors, executive officers, other key employees and other key persons associated with the Company to participate in the ownership of the Company. Initially, the Company reserved 3,018,804 Shares, which equals 7-1/2% of the Shares outstanding as of March 14, 1997, for grant under the Stock Option Plan, and this amount may not be increased without the approval of the shareholders. The maximum number of Shares with respect to which awards may be granted to any one individual during any calendar year is 200,000. In addition, Shares may not be acquired pursuant to the Stock Option Plan if the acquisition violates the ownership limit or causes the Company to fail to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

         The Stock Option Plan is designed to attract and retain directors, executive officers, key employees and other key persons associated with the Company and to provide incentives to such persons to maximize the Company's cash flow available for distribution. The Stock Option Plan provides for the award to executive officers (including officers who are also directors) and other key employees of the Company of a broad variety of stock-based compensation alternatives such as non-qualified stock options, incentive stock options (unless the context indicates to the contrary, the term "option" shall refer to both incentive and non-qualified stock options), restricted stock and performance awards.

         The Stock Option Plan is administered by the Compensation Committee, consisting entirely of Independent Directors. The Compensation Committee shall construe and interpret the Stock Option Plan and, subject to the express provisions of the Stock Option Plan, is authorized to select from among the eligible employees of the Company the individuals to whom options, restricted stock purchase rights and performance awards are to be granted and to determine the number of Shares to be subject thereto and the terms and conditions thereof. The Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Stock Option Plan.

Awards under the Stock Option Plan

         Terms and Conditions of Options; Payment. Incentive stock options granted under the Stock Option Plan are exercisable for a period of not more than ten (10) years from the date of the grant. Any non-qualified options granted under the Stock Option Plan are exercisable at such times, in such amounts and during such periods as the Compensation Committee determines at the date of the grant. Such options generally vest over a three-year period for employees. If the optionee exercises the option, payment may be made either in cash, certified check or other immediately available funds, with previously issued Shares (valued as of the date of the option exercise), a combination of cash, certified check or other immediately available funds and Shares or any other consideration permitted under applicable law. The Compensation Committee may allow a delay in payment up to thirty days from the date the option is exercised; however, the Company will not issue stock certificates until it has received full payment for the Shares.

         Non-qualified Stock Options. The Compensation Committee may grant non-qualified stock options to employee directors, officers, employees and other persons associated with the Company and such options may provide for the right to purchase Shares at a specified price which may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable in installments after the grant date. Non- qualified stock options may be granted to employee directors, officers and employees and other persons associated with the Company for any reasonable term.

         In addition, non-employee directors of the Company will automatically receive certain non-qualified stock options in an amount equal to 20% of the dollar amount of the directors' annual retainer fee. The exercise price of the options will equal the fair market value of the Company's common stock on the date of grant. The amount of options received will be determined through the application of the Black-Scholes option pricing model.

         Incentive Stock Options. Incentive stock options are designed to comply with the provisions of the Code and are subject to restrictions contained in the Code, including a requirement that exercise prices are equal to at least 100% of fair market value of the Shares on the grant date and a ten-year restriction on the option term, but may be subsequently modified to disqualify them from treatment as incentive stock options. To the extent the aggregate fair market value of Shares with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year under the Stock Option Plan exceeds $100,000, such options shall be treated as non-qualified options to the extent required by the Code.

         Restricted Stock. Restricted stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Compensation Committee. Typically, restricted stock may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until the restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse. The Company has not issued any restricted stock.

         Performance Awards. The value of performance awards may be limited to the market value, book value or other measure of the Company's common stock or other specific performance criteria deemed appropriate by the Compensation Committee. In making such determinations, the Compensation Committee considers, among other factors it deems relevant, the contributions, responsibilities and other compensation of the key employee, or person associated with the Company, at issue. The manner of exercise, payment of consideration and term of the performance awards are generally the same as those applying to stock options granted under the Stock Option Plan. The Company has not issued any performance awards.

Employment and Change-in-Control Arrangements

         The Company has no employment or change-in-control agreements with any executive officer of the Company.

Option Grants Table

         The following table provides information relating to the grant of stock options to the Company's CEO and the Named Executive Officers during the fiscal year ended December 31, 1996 under the Company's 1995 Stock Option and Incentive Plan.

                                OPTION GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------
                                                                                  Grant Date
                               Individual Grants                                    Value(1)
----------------------------------------------------------------------------   ------------------
                          Number of
                         Securities    Percent of
                         Underlying   Total Options
                           Options     Granted to    Exercise or
                           Granted    Employees in   Base Price   Expiration      Grant Date
          Name             (#)(2)      Fiscal Year    ($/Sh)(3)      Date      Present Value ($)
-------------------------------------------------------------------------------------------------
Morton H. Fleischer        200,000        40.0%        $21.875      1/2/06         $352,000
-------------------------------------------------------------------------------------------------
Christopher H. Volk        30,000          6.0%        $21.875      1/2/06         $ 52,800
-------------------------------------------------------------------------------------------------
John R. Barravecchia       30,000          6.0%        $21.875      1/2/06         $ 52,800
-------------------------------------------------------------------------------------------------
Stephen G. Schmitz         20,000          4.0%        $21.875      1/2/06         $ 35,200
-------------------------------------------------------------------------------------------------
Dennis L. Ruben             -0-            0.0%          --           --              --
-------------------------------------------------------------------------------------------------


---------------
(1) These values were calculated as of the grant date (January 2, 1996) using the Black-Scholes option pricing model. The values shown are theoretical and do not necessarily reflect the actual values the recipients may eventually realize. The following assumptions were made for purposes of calculating Grant Date Present Value: expected option term of seven years, expected stock price volatility of 20.16% (calculated weekly over the period since the stock began trading), expected dividend yield of 8.2% and risk-free rate of return of 5.53% (equal to the yield on a seven-year Treasury bond at grant date). Any actual value to the officer will depend on the extent to which the market value of the Company's stock at a future date exceeds the exercise price.
(2) These options vest in three equal installments on the first, second and third anniversaries of the date of grant.
(3) All options were granted at the fair market value of the Shares based upon an average closing price for the 10 consecutive trading days prior to the date of grant.


Aggregated Option Exercises and Fiscal Year-End Option Value Table

         The following table provides information related to the exercise of stock options during the year ended December 31, 1996 by the CEO and each of the Named Executive Officers and the 1996 fiscal year-end value of unexercised options. Neither the CEO nor any of the Named Executive Officers exercised stock options during 1996.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                              OPTION VALUES
---------------------------------------------------------------------------------------------------------
                                                            Number of Securities   Value of Unexercised
                                                           Underlying Unexercised  In-the-Money Options
                                                           Options at FY-End (#)           at FY-End
                                                           ----------------------  --------------------

          Name           Shares Acquired  Value Realized        Exercisable/            Exercisable/
                         on Exercise (#)        ($)            Unexercisable       Unexercisable ($)(1)
--------------------    ----------------  ---------------  ----------------------  ----------------------
Morton H. Fleischer             0                0                  0/200,000             0/$1,150,000
---------------------------------------------------------------------------------------------------------
Christopher H. Volk             0                0             46,000/122,000        $373,750/$920,000
---------------------------------------------------------------------------------------------------------
John R. Barravecchia            0                0             46,000/122,000        $373,750/$920,000
---------------------------------------------------------------------------------------------------------
Stephen G. Schmitz              0                0             46,000/112,000        $373,750/$862,500
---------------------------------------------------------------------------------------------------------
Dennis L. Ruben                 0                0             46,000/92,000         $373,750/$747,500
---------------------------------------------------------------------------------------------------------


---------------
(1) Market value of underlying Shares on date of fiscal year-end minus the exercise price. The closing price of the Company's Shares on December 31, 1996 was $27-5/8.


Compliance with Section 16(a) of
the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company's equity securities ("10% Shareholders") to file with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange ("NYSE") reports of ownership and changes in ownership of equity securities of the Company and to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge (based solely upon a review of the copies of such Section 16(a) reports furnished to the Company and written representations that no other reports were required), for the Company's fiscal year ended December 31, 1996, the Company's officers, directors and 10% Shareholders have complied with the Section 16(a) filing requirements, except that on one occasion Mr. Neeb was inadvertently late in reporting on Form 4 the acquisition of 185 shares of common stock through a reinvestment of dividends.

Compensation Committee Interlocks
and Insider Participation

         In fiscal 1996, the members of the Compensation Committee were Casey J. Sylla, Louis P. Neeb and William C. Foxley. No member of the Compensation Committee was previously an officer or an employee of the Company or any of its subsidiaries.

                      REPORT OF THE COMPENSATION COMMITTEE
                      ON FISCAL 1996 EXECUTIVE COMPENSATION


         The Compensation Committee of the Board is responsible for establishing compensation policy and administering the compensation programs of the Company's officers. The Compensation Committee is comprised of three independent outside directors. The Compensation Committee meets at least once a year to review executive compensation policies, design of compensation programs and individual salaries and awards for the executive officers.

         Pursuant to the rules regarding disclosure of Company polices concerning executive compensation, this report is submitted by Messrs. Sylla, Foxley and Neeb in their capacity as members of the Compensation Committee and addresses the Company's compensation policies for 1996 as they affected Mr. Fleischer, the chief executive officer ("CEO"), and the Company's other executive officers, including the Named Executive Officers.

Overview of Executive Compensation Policy

         The Company's compensation philosophy for executive officers is incentive oriented. The incentive portion of the Company's executive compensation program is designed to be closely linked to corporate performance and returns to shareholders. Accordingly, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals.

         The key elements of the Company's executive compensation program consist of salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to the CEO, are discussed below. The process used by the Compensation Committee in determining executive officer compensation levels for all of these components takes into account both qualitative and quantitative factors. Among the factors considered by the Compensation Committee are the recommendations of the CEO with respect to the compensation of the Company's other key executive officers. However, the Compensation Committee makes the final compensation decisions concerning such officers.

         In making compensation decisions, the Compensation Committee considers compensation practices and financial performance of the other industry participants. This information provides guidance to the Compensation Committee, but the Compensation Committee does not target total executive compensation or any component thereof to any particular point within, or outside, the range of results for other industry participants. However, the Compensation Committee believes that compensation at or near the 75th percentile is generally appropriate for the Compensation Committee to use as a framework for compensation decisions. The specified percentiles are considered on both an absolute basis and a size-adjusted basis (i.e., reflecting compensation levels that are commensurate with the Company's size relative to the sizes of the other industry participants). Specific compensation for individual officers will vary from these levels as the result of other factors considered by the Compensation Committee.

         In making compensation decisions, the Compensation Committee also from time to time receives assessments and advice regarding the compensation practices of the Company and others from independent compensation consultants.

         The Compensation  Committee does not believe that Internal Revenue Code
Section 162(m), which denies a deduction for compensation payments in excess of one million dollars to the CEO or a Named Executive Officer, is likely to be applicable to the Company in the near future, but will reconsider the implications of Section 162(m) if and when it appears that the section may become applicable.

Salaries

         Salaries  for   executive   officers  are   determined   by  evaluating
subjectively the responsibilities of the position held and the experience and performance of the individual and comparing base salaries for comparable positions at other industry participants. Subject to an executive officer's individual performance, the Compensation Committee sets salaries at or about the median as reflected by such information.

         In evaluating the CEO's salary for 1996, the Compensation Committee considered quantitative factors such as the Company's increased investments resulting in the Company attaining increased market share in both the ownership of real estate and the financing of chain restaurant properties, and increased returns to shareholders. In addition, the Compensation Committee considered qualitative factors such as Mr. Fleischer's development of long-term financing strategies for the Company.

Annual Bonus

         All Company employees, including the Company's executive officers and CEO, are eligible for an annual cash bonus. The purpose of the incentive bonus is to supplement the pay of executive officers (and other key management personnel) so that overall total cash compensation (salary and bonus) is competitive and properly rewards them for their efforts in achieving certain funds from operations ("FFO") targets. FFO generally includes net income, plus certain non-cash items, primarily depreciation and amortization. The Company's objective is for the CEO and executive officers to be paid a mix of total cash compensation of salary and annual bonus, if the target performance (as described below) under the plan is achieved.

         During the beginning of each year the Compensation Committee and the Board set minimum targeted FFO per share levels. A bonus pool begins to be funded at the point FFO per share exceeds the minimum targeted level. The minimum level is 95% of target performance and is designed to assure a threshold return to Company shareholders before a bonus pool is funded. The pool is 10% of the amount in excess of the minimum level and if the target FFO level is attained, the pool will be sufficient to pay the executive officers, as well as other key management personnel, their target bonuses. Each executive officer, including the CEO, has a target bonus of 50% of salary. There is no cap on the size of the pool and thus bonuses in excess of the target bonus may be earned if FFO exceeds the target level. For 1996, the FFO target level was reached.

         The Board reserves the right to make whatever changes it deems necessary in the size of the pool and to make such other changes it deems necessary to preserve the purpose and objectives of the incentive bonus arrangement. Accordingly, the Compensation Committee awarded additional bonuses based on exceeding the targeted investment activity for the year.

         The CEO receives a nondiscretionary annual bonus of 50% of annual salary if the FFO target level is met. The Named Executive Officers, including the chief financial officer and the chief operating officer, each receive half of their target bonus (or 25% of annual salary) if the FFO target is met. The remaining portion of each of the Named Executive Officers' bonuses is based upon other factors with an emphasis on individual performance. Thus, the total annual bonus for a Named Executive Officer, other than the CEO, may exceed 50% of annual salary. Bonuses up to 82% of January 1 through December 31, 1996 salary were earned by each executive officer, including the CEO, under the plan.

Stock Options

         The long-term incentive component of the CEO's and the executive officers' compensation is stock options. The Company believes that providing executive officers with opportunities to acquire significant equity positions in the Company and thus, the opportunity to share in its growth and prosperity, through the grant of stock options will enable the Company to attract and retain qualified and experienced executive officers. Stock options represent a valuable portion of the compensation program for the Company's executive officers. The exercise price of stock options has thus been tied to the fair market value of the Company's Shares on the date of the grant, and will only have value if the value of the Company's Shares increases. In addition, stock options are granted to executive officers to vest annually and ratably over a three-year period from the date of grant. The purpose of such options is to encourage long-term dedication to the Company. Grants of stock options to executive officers are made by the Compensation Committee upon the recommendation of senior management and are based upon the level of each executive officer's position with the Company, an evaluation of the executive officer's past and expected future performance, the number of outstanding and previously granted options, and discussions with the executive officer.

                                        Compensation Committee:

                                        Casey J. Sylla, Chairman
                                        William C. Foxley
                                        Louis P. Neeb



                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The graph and table below compare the cumulative total shareholder returns (assuming reinvestment of dividends before consideration of income taxes) of the Company's Shares, the S&P 500 Index and the NAREIT Equity Index. The graph assumes $100 invested on June 30, 1994 in the Company's Shares and each of the indices. The stock price performance data shown on the graph below are not necessarily indicative of future price performance.






                               [PERFORMANCE GRAPH]

                                                                  NAREIT Equity
  Date              FFCA Index           S&P 500 Index               Index
  ----              ----------           -------------           -------------

6/30/94               100.00                  100.00                  100.00
9/30/94                83.09                  104.89                   97.96
12/31/94               86.17                  104.87                   97.97
3/31/95                96.09                  115.08                   97.81
6/30/95               109.25                  126.07                  103.56
9/30/95               111.55                  136.09                  108.44
12/31/95              119.75                  144.29                  112.93
3/31/96               108.10                  152.03                  115.50
6/30/96               126.87                  158.86                  120.63
9/30/96               132.13                  163.77                  128.59
12/31/96              158.14                  177.42                  152.74





   Measurement Period                                  S&P         NAREIT Equity
  (Fiscal Year Covered)             FFCA            500 Index          Index
  ---------------------             ----            ---------          ------

Measurement Pt 6/30/94             $100.00           $100.00          $100.00
12/31/94                             86.17            104.87            97.97
12/31/95                            119.75            144.29           112.93
12/31/96                            158.14            177.42           152.74



         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this Proxy Statement, in whole or in part, the previous report of the Compensation Committee and the Performance Graph and Table shall not be incorporated by reference into any such filings.


                                 PROPOSAL NO. 2

            APPROVAL OF AMENDMENT TO AND RESTATEMENT OF THE COMPANY'S
                      RESTATED CERTIFICATE OF INCORPORATION

         The Board has adopted, subject to shareholder approval, the Second Amended and Restated Certificate of Incorporation of the Company (the "Restated Certificate"). If the proposal to adopt the Restated Certificate is approved by the shareholders at the Meeting, the Restated Certificate will become effective at the time the Company files the Restated Certificate with the office of the Delaware Secretary of State. It is anticipated that such action will occur on or about May 7, 1997.

         The substance and effect of certain provisions of the Restated Certificate are described below and the complete text of the proposed Restated Certificate is set forth in Appendix "A" to this Proxy Statement. The following discussion is qualified in its entirety by reference to the text of the proposed Restated Certificate.

         The Restated Certificate increases the authorized capital stock of the Company by authorizing the issuance of 10,000,000 shares of preferred stock having a par value of $.01 per share ("Preferred Stock"). The Restated Certificate also grants authority to the Board to authorize the issuance of one or more series of Preferred Stock, and with respect to each such series to fix by resolution or resolutions providing for the issuance of such series the number of shares of such series, the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, including without limitation the dividend rights, dividend rate, terms of redemption (including sinking fund provisions), redemption price or prices, conversion rights, transfer and ownership restrictions and liquidation preferences, that are permitted by the General Corporation Law of Delaware in respect of any class or classes of stock or any series of any class of stock of the Company, without further action or vote by the Company's stockholders. Notwithstanding the foregoing (i) any series of Preferred Stock may be voting or non-voting, provided that the voting rights of any voting shares of Preferred Stock will be limited to no more than one vote per share on matters voted upon by the holders of such series, and (ii) in the event any person acquires 20% or more of the outstanding shares of Common Stock and/or Preferred Stock, the Board cannot issue any series of Preferred Stock unless such issuance is approved by the vote of the holders of 50% of the outstanding shares of Common Stock. The Company has no present plans to issue any shares of Preferred Stock.

         Notwithstanding the foregoing, any shares of Preferred Stock issued by the Company must comply with the requirements of the NYSE (even if such Preferred Stock is not listed on the NYSE) including the requirement that such shares of Preferred Stock, voting as a class, have the right to elect a minimum of two directors upon default of the equivalent of six quarterly dividends, regardless of whether defaulted dividends occurred in consecutive periods. Such right to elect directors should remain in effect until cumulative dividends have been paid in full or until non-cumulative dividends have been paid regularly for at least a year. In addition, the NYSE recommends that the quorum fixed for holders of Preferred Stock entitled to vote on such election of directors be low enough that the right to elect directors can be exercised as soon as it accrues, but in no event should the quorum exceed the percentage required for a quorum of the Shares required for the election of directors.

         The Restated Certificate also contains provisions relating to ownership limits and transfer restrictions with respect to the Shares as well as the Preferred Stock. Such limitations and restrictions, among other things, are necessary for the Company to maintain its status as a REIT.

         The Company's Certificate of Incorporation authorizes the issuance of 200,000,000 Shares and does not currently authorize the issuance of Preferred Stock. The Board believes that it would be in the Company's best interests to have the flexibility to issue different classes of stock in pursuit of its capital raising transactions, as well as for general corporate purposes. The issuance of Preferred Stock could adversely affect the voting rights of the holders of, or the market price of, the Shares. In addition to the voting rights required by the NYSE, the holders of Preferred Stock also would have the right to vote separately as a class on any proposal involving fundamental changes in the rights of holders of Preferred Stock pursuant to the General Corporation Law of Delaware.

         Adoption of this proposal requires an affirmative vote by the holders of a majority of the outstanding Shares. Any shares not voted (whether by abstention, broker non-vote or otherwise) have the effect of a negative vote.

        THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.


                                 PROPOSAL NO. 3

                     PROPOSAL TO APPROVE THE COMPANY'S 1997
                          EMPLOYEE STOCK PURCHASE PLAN


         In January 1997, the Board adopted, subject to shareholder approval, the Company's 1997 Employee Stock Purchase Plan (the "Plan"). If approved by the shareholders, the Plan provides eligible employees (defined below) with an opportunity to purchase the Company's common stock through payroll deductions. The Plan is intended to assist eligible employees in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), to help eligible employees provide for their future security and to encourage them to remain in the employment of the Company and participating subsidiaries.

         The substance and effect of certain provisions of the Plan are described below and the form of the proposed Plan is set forth in Appendix "B" to this Proxy Statement. The following discussion is qualified in its entirety by reference to the text of the proposed Plan.

Shares Reserved for the Plan

         The aggregate number of shares of the Company's common stock which may be purchased under the Plan shall not exceed 50,000, subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, or other changes in the outstanding common stock. Any such adjustment will be made by the Board. Shares issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Eligible Participants

         Full-time employees of the Company (or a subsidiary designated by the Company) are eligible if they meet certain conditions. To be eligible the employee must have completed six months of employment and the employee's customary employment must be greater than 20 hours per week. Approximately 90 employees would have been eligible to participate as of December 31, 1996.

Material Features of the Plan

         Beginning July 1, 1997, the Company may make grants of options on January 1, April 1, July 1, and/or October 1 of each year the Plan is in effect or on such other date as the Committee (as defined herein) shall designate. Each option period shall last for three months ending on the March 31, June 30, September 30 or December 31 immediately following the grant of options or on such dates as the Committee determines.

         Each eligible employee on a date of exercise shall be entitled to purchase shares of the Company's common stock at a purchase price equal to the lower of 85% of the fair market value of a share of common stock on the date of grant or the date of exercise. Dates of exercise shall take place on the last day of each three-month period.

         Payment for shares of common stock purchased under the Plan will be made by authorized payroll deductions from an eligible employee's Eligible Compensation (as defined herein) or, when authorized by the Committee, an eligible employee may pay an equivalent amount for such shares. "Eligible Compensation" means an eligible employee's total regular compensation payable from the Company or a participating subsidiary of the Company during an option period.

         Eligible employees who elect to participate in the Plan will designate a stated whole percentage equaling at least 1%, but no more than 10% of Eligible Compensation, to be deposited into a periodic deposit account. On each date of exercise, the entire periodic deposit account of each participant in the Plan is used to purchase whole and/or fractional shares of the Company's common stock. The Company shall maintain a stock purchase account for each participant to reflect the shares of common stock purchased under the Plan by each participant. No participant in the Plan is permitted to purchase shares under the Plan at a rate that exceeds $25,000 in fair market value of the Company's common stock, determined at the time options are granted, for each calendar year.

         Shares of common stock purchased under the Plan cannot be sold, transferred, or otherwise disposed of before the first anniversary of purchase, except to the extent that the Committee finds disposition to be necessary in light of a hardship affecting the participant. A participant that disposes of such shares within the one-year restriction period without prior approval of the Committee shall be required to pay the Company the full amount of any discount received on the shares.

         All funds received by the Company from the sale of common stock under the Plan may be used for any corporate purpose.

New Plan Benefits

         It is not possible to determine how many eligible employees will participate in the Plan in the future. Therefore, it is not possible to determine with certainty the dollar value or number of shares of common stock that will be distributed under the Plan. Because participation in the Plan is optional, it is not possible to determine the benefits or amounts that would have been received by the CEO, Named Executive Officers, or any other directors or officers of the Company under the Plan during 1996.

Tax Treatment

         The Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Under the Code, an employee who elects to participate in an offering under the Plan will not realize income at the time the offering commences or when the shares purchased under the Plan are transferred to him or her. If an employee disposes of such shares after two years from the date the offering of such shares commences and after one year from the date of the transfer of such shares to him or her, the employee will be required to include in income, as compensation for the year in which such disposition occurs, an amount equal to the lesser of (a) the excess of the fair market value of such shares at the time of disposition over the purchase price, or (b) 15% of the fair market value of such shares at the time the offering commenced. The employee's basis in the shares disposed of will be increased by an amount equal to the amount so includable in his or her income as compensation, and any gain or loss computed with reference to such adjusted basis which is recognized at the time of the disposition will be a capital gain or loss, either short-term or long-term, depending on the holding period for such shares. In the event of a disposition within such two-year or one-year period, the Company (or the subsidiary by which the employee is employed) will be entitled to a tax deduction from income equal to the amount the employee is required to include in income as a result of such disposition.

         An employee who is a nonresident of the United States will generally not be subject to the U.S. federal income tax rules described above with respect to the shares of the Company's common stock purchased under the Plan.

Plan Administration and Termination

         The Board, or its delegate, shall appoint a committee (the "Committee"), which shall be composed of one or more employees, to administer the Plan on behalf of the Company. The Committee may delegate any or all of the administrative functions under the Plan to such individuals, subcommittees, or entities as the Committee considers appropriate. The Committee may adopt rules and procedures not inconsistent with the provisions of the Plan for its administration. The Committee's interpretation and construction of the Plan is final and conclusive.

         The Board may at any time, or from time to time, alter or amend the Plan in any respect, except that, without approval of the Company's shareholders, no amendment may increase the number of shares reserved for purchase, or reduce the purchase price per share under the Plan, other than as described above.

         The Board shall have the right to terminate the Plan or any offering at any time for any reason. The Plan is anticipated to continue in effect through June 30, 2002.

         Adoption of this proposal requires an affirmative vote of a majority of the votes cast at the Meeting.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                                 PROPOSAL NO. 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board, upon the recommendation of the Audit Committee, has selected Arthur Andersen LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 1997. The shareholders of the Company are being asked to ratify this selection at the Meeting. Arthur Andersen LLP has served as the Company's independent auditors since the Company's inception. Representatives of Arthur Andersen LLP will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         Although it is not required to do so, the Board is submitting its selection of the Company's independent auditors for ratification by the shareholders at the Meeting in order to ascertain the views of shareholders regarding such selection. A majority of the votes cast at the Meeting, if a quorum is present, will be sufficient to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997. Whether the proposal is approved or defeated, the Board may reconsider its selection.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 4.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth information as of February 14, 1997 regarding beneficial ownership of Shares by (i) each director of the Company,
(ii) the CEO and each of the Named Executive Officers, and (iii) all directors and executive officers of the Company as a group.

                                                Shares of Common
                                               Stock Beneficially       Percent
Name of Beneficial Owner                           Owned(1)(2)          of Class
------------------------                       ------------------       --------

Morton H. Fleischer............................   1,275,135(3)            3.1%
Robert W. Halliday.............................     445,698               1.1
Willie R. Barnes...............................       6,841                *
William C. Foxley..............................       9,419                *
Donald C. Hannah...............................      12,019                *
Dennis E. Mitchem..............................       3,533                *
Louis P. Neeb..................................      17,480                *
Kenneth B. Roath...............................       9,418                *
Wendell J. Smith...............................       8,994                *
Casey J. Sylla.................................      10,134                *
John R. Barravecchia...........................      81,528                *
Christopher H. Volk............................      82,700                *
Stephen G. Schmitz.............................      54,666                *
Dennis L. Ruben ...............................      62,500                *
Directors and executive officers as a group ...   2,099,564              5.2%
   (16 persons)


---------------
*Less than one percent
(1) Share amount and percentage figures are rounded to the nearest whole number. All Shares not outstanding but which may be acquired by such stockholder within 60 days by the exercise of any stock option or any other right, are deemed to be outstanding for the purposes of calculating beneficial ownership and computing the percentage of the class beneficially owned by such stockholder, but not by any other stockholder. The foregoing share amounts include the following number of shares which may be acquired pursuant to stock options exercisable within 60 days of February 14, 1997: Mr. Fleischer, 6,666 shares; Mr. Halliday, 16,666 shares; Mr. Mitchem, 2,899 shares; Mr. Barravecchia, 56,000 shares; Mr. Volk, 56,000 shares; Mr. Schmitz, 52,666 shares; Mr. Ruben, 46,000 shares; and all executive officers and directors as a group, 354,178 shares. The Shares beneficially owned by Messrs. Barnes, Foxley, Hannah, Neeb, Roath, Smith and Sylla include 5,826 shares representing stock options currently exercisable by each individual.
(2) Does not include Shares awarded to employees as the matching portion of the Company's 401(k) plan.
(3) Includes an aggregate of 10,000 Shares held by Donna H. Fleischer, the wife of Mr. Fleischer.


         To the best of the Company's knowledge, no shareholder beneficially owned more than 5% of the Company's common stock as of February 14, 1996.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Administrative Services Agreements. The Company has entered into administrative services agreements (the "Administrative Agreements") with the following entities: FFCA Mortgage Corporation; FFCA Management Company Limited
Partnership; FFCA Participating Management Company Limited Partnership; Perimeter Center Management Company; Franchise Finance Corporation of America II; and Franchise Finance Corporation of America III (collectively the "Companies"). The Companies are affiliates of the Company primarily due to Mr. Fleischer's individual ownership interest or interest as an individual general partner of such entities. Mr. Fleischer and other executive officers and directors of the Company also serve as executive officers and directors in certain of the Companies.

         The Administrative Agreements appoint the Company as administrator of the Companies other than FFCA Mortgage Corporation. As administrator, the Company supervises all aspects of the operations of such Companies. The Company charges for all personnel expenses directly attributable to the individual company and allocates overhead to the Companies pursuant to a predetermined formula, as determined in the Company's reasonable discretion. The Company also adds a profit percentage not to exceed 20% of the sum of the total expenses charged to each individual entity. In the 1996 fiscal year, the above Companies paid approximately $1.6 million to the Company pursuant to the Administrative Agreements.

         Related Party Employment. Jeffrey Fleischer, son of Morton H. Fleischer, is employed by the Company as Vice President. In 1996, Jeffrey Fleischer received total cash compensation in the amount of $116,000 from the Company and was granted options to purchase 10,000 shares of the Company's common stock. Morton H. Fleischer is the Chairman of the Board, President, and Chief Executive Officer of the Company.

                             SOLICITATION OF PROXIES

         This solicitation is being made by mail on behalf of the Board, but may also be made without additional remuneration by officers or employees of the
Company by telephone, telegraph, facsimile transmission or personal interview. The expense of the preparation, printing and mailing of this Proxy Statement and the enclosed form of Proxy and Notice of Annual Meeting, and any additional material relating to the Meeting which may be furnished to shareholders by the Board subsequent to the furnishing of this Proxy Statement, has been or will be borne by the Company. The Company will reimburse banks and brokers who hold Shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such Shares. To obtain the necessary representation of shareholders at the Meeting, supplementary solicitations may be made by mail, telephone or interview by officers of the Company or selected securities dealers. In addition, the Company has retained D.F. King & Co., Inc. ("D.F. King") to solicit proxies from shareholders by mail, in person and by telephone. The Company will pay D.F. King a fee of $12,000 for its services, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the proxy solicitation. The cost of supplementary solicitations is not anticipated to exceed $240,000.

                                  ANNUAL REPORT

         The Annual Report of the Company for the 1996 fiscal year has been mailed to shareholders along with this Proxy Statement. The Company will, upon written request and without charge, provide to any person solicited hereunder a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1996, including financial statements and financial statement schedules, as filed with the Securities and Exchange Commission. Requests should be addressed to John R. Barravecchia, Executive Vice President and Chief Financial Officer of the Company, 17207 North Perimeter Drive, Scottsdale, Arizona 85255.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         Any shareholder who intends to submit a proposal at the 1998 Annual Meeting of Shareholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to the Company for consideration no later than November 28, 1997. Such proposals should be sent to Christopher H. Volk, Executive Vice President and Secretary of the Company, at 17207 North Perimeter Drive, Scottsdale, Arizona 85255.

                                  OTHER MATTERS

         The Board is not aware of any matters to come before the Meeting, other than those specified in the Notice of Annual Meeting. However, if any other matter requiring a vote of the shareholders should arise at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their best judgment.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

         Please advise the Company whether other persons are the beneficial owners of the Shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Shares.


         IT IS  IMPORTANT  THAT  PROXIES  BE  RETURNED  PROMPTLY.  SHAREHOLDERS,
WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. BY RETURNING YOUR PROXY CARD PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE A PRIOR PROXY AND VOTE THEIR PROXY IN PERSON AS SET FORTH IN THIS PROXY STATEMENT.


                                        By Order of the Board of Directors


                                        /s/ Christopher H. Volk


                                        Christopher H. Volk, Secretary
Scottsdale, Arizona
March 27, 1997

                                   APPENDIX A

                                    FORM OF
            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                    FRANCHISE FINANCE CORPORATION OF AMERICA


         Franchise Finance Corporation of America, a Delaware corporation (the "Corporation"), does hereby certify that (i) the name of the Corporation is Franchise Finance Corporation of America, (ii) the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on June 22, 1993, and (iii) pursuant to and in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, the text of the Certificate of Incorporation of the Corporation is hereby restated, integrated and further amended to read in its entirety as follows:

                                    ARTICLE I

         The name of the Corporation is Franchise Finance Corporation of America.

                                   ARTICLE II

         The address of the Corporation's registered office in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the County of New Castle, City of Wilmington, Delaware 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

                                   ARTICLE III

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

         A. The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 210,000,000 shares, consisting of 200,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock") and 10,000,000 shares of preferred stock having a par value of $.01 per share (the "Preferred Stock"). Authority is hereby expressly granted to the Board of Directors of the Corporation to authorize the issuance of one or more series of Preferred Stock, and with respect to each such series to fix by resolution or resolutions providing for the issuance of such series the number of shares of such series, the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, including without limitation the dividend rights, dividend rate, terms of redemption (including sinking fund provisions), redemption price or prices, conversion rights, transfer and ownership restrictions and liquidation preferences, that are permitted by the General Corporation Law of Delaware in respect of any class or classes of stock or any series of any class of stock of the Corporation, without further action or vote by the Corporation's stockholders; provided, however, that notwithstanding the foregoing (i) any series of Preferred Stock issued pursuant to the authority granted herein may be voting or non-voting, provided that the voting rights of any voting shares of Preferred Stock shall be limited to no more than one vote per share on matters voted upon by the holders of such series, and (ii) in the event any Person acquires 20% or more of the outstanding shares of Common Stock and/or Preferred Stock, the Board of Directors shall not issue any series of Preferred Stock pursuant to the authority granted herein unless such issuance is approved by the vote of the holders of 50% of the outstanding shares of Common Stock.

         B.       Rights and Restrictions of Common Stock and Preferred Stock.

                  1.       Restrictions on Transfer to Preserve Tax Benefit.

                           (a)      Definitions.   For  the   purposes  of  this
                  Article IV, the following terms shall have the following meanings:

                           "Beneficial Ownership" shall mean ownership of Common
                  Stock or Preferred Stock by a Person who would be treated as an owner of such shares of Common Stock or Preferred Stock either directly or constructively through the application of
                  Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

                           "Code" shall mean the Internal  Revenue Code of 1986,
                  as amended from time to time.

                           "Common  Stock"  shall mean the $.01 par value common
                  stock issued by the Corporation.

                           "Constructive  Ownership"  shall  mean  ownership  of
                  Common Stock or Preferred Stock by a Person who would be treated as an owner of such shares of Common Stock or Preferred Stock either directly or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

                           "Initial  Public  Offering"  means  the  issuance  of
                  shares of Common Stock pursuant to the Corporation's first effective registration statement for such Common Stock filed under the Securities Act of 1933, as amended.

                           "Market  Price"  shall mean,  (i) with respect to the
                  Common Stock, the last reported sales price reported on the New York Stock Exchange on the trading day immediately preceding the relevant date, or if the Common Stock is not then traded on the New York Stock Exchange, the last reported sales price of the Common Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock may be traded, or if the Common Stock is not then traded over any exchange or quotation system, then the market price of the Common Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation; and (ii) with respect to the Preferred Stock, the market price of the Preferred Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

                           "Ownership Limit" shall initially mean 9.8% (in value
                  or in number of shares, whichever is more restrictive) of the outstanding Common Stock and/or Preferred Stock, applied separately to the Common Stock and Preferred Stock, provided that the Ownership Limit shall apply to each series of Preferred Stock as set forth in the resolutions providing for the issuance of such series of Preferred Stock of the
                  Corporation,   and  after  any  adjustment  as  set  forth  in
                  subparagraph B(1)(j) of this Article IV, shall mean such greater percentage of the outstanding Common Stock or Preferred Stock as so adjusted, provided that the Board of Directors may, in its discretion, adjust the Ownership Limit of any Person provided that after such adjustment, the Ownership Limit of all other persons shall be adjusted such that in no event may any five Persons Beneficially Own more than 49% of the Common Stock and/or the Preferred Stock.

                           "Person"  shall  mean  an  individual,   corporation,
                  partnership,  estate, trust (including a trust qualified under
                  Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter which participates in a public offering of the Common Stock or Preferred Stock for a period of 25 days following the purchase by such underwriter of the Common Stock or the Preferred Stock, as the case may be.

                           "Preferred  Stock"  shall  mean the  $.01  par  value
                  preferred stock issued by the Corporation in such series and with such voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, or restrictions thereof, as shall be stated in the resolutions providing for the issue of such stock adopted by the board of directors, and subject to the limitations set forth in Section A of this Article IV.

                           "Redemption  Price" shall mean the price at which the
                  Corporation shall be entitled to redeem shares of Common Stock or Preferred Stock which shall equal the lesser of (i) the price per share to be paid in the transaction which if effective would cause the Ownership Limit of the transferee to be violated or in the case of a gift, the Market Price of the shares of Common Stock or Preferred Stock, as the case may be, as of the date of the gift; or (ii) the Market Price of the shares of Common Stock or Preferred Stock on the date the Corporation calls such shares for redemption.

                           "REIT"  shall  mean a Real  Estate  Investment  Trust
                  under Section 856 of the Code.

                           "Restriction  Termination  Date" shall mean the first
                  day after the date of the Initial Public Offering on which the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, and only after the stockholders of the Corporation have approved the discontinuation of the Corporation to qualify as a REIT by a majority vote of outstanding Common Stock and of each outstanding series of Preferred Stock with the power to vote thereon.

                           "Transfer"  shall  mean  any  sale,  transfer,  gift,
                  assignment, devise or other disposition of Common Stock or Preferred Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of such Common Stock or Preferred Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Common Stock or Preferred Stock), whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

                           (b) Restriction on Transfers. Subject to the provisions of subparagraph B(1)(i) of this Article IV:

                                      (i) from the  date of the  Initial  Public
                           Offering and prior to the Restriction Termination Date, no Person shall Beneficially Own shares of Common Stock or Preferred Stock in excess of the Ownership Limit, and no Person shall Constructively Own shares of Common Stock or Preferred Stock in excess of 9.8% of the outstanding Common Stock and/or the Preferred Stock;

                                     (ii)  from the date of the  Initial  Public
                           Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning Common Stock or
                           Preferred Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such shares of Common Stock or Preferred Stock, as the case may be, which would be otherwise Beneficially Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock;

                                    (iii)  from the date of the  Initial  Public
                           Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Constructively Owning Common Stock or Preferred Stock in excess of 9.8% of the outstanding Common Stock or Preferred Stock shall be void ab initio as to the Transfer of such shares of Common Stock or Preferred Stock which would be otherwise Constructively Owned by such Person in excess of such amount; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock; and

                                     (iv)  from the date of the  Initial  Public
                           Offering and prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Common Stock or Preferred Stock being Beneficially Owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such shares of Common Stock or Preferred Stock which would be otherwise beneficially owned by the transferee; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock.

                           (c) Remedies For Breach. If the Board of Directors or
                  its designees shall at any time determine in good faith that a Transfer has taken place in violation of subparagraph B(1)(b) of this Article IV or that a Person intends to acquire or has attempted to acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of Common Stock or Preferred Stock of the Corporation in violation of subparagraph B(1)(b) of this Article IV, the Board of Directors or its designees shall take such action as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation, instituting proceedings to enjoin such Transfer or redeeming the shares of Common Stock or Preferred Stock purported to be transferred for an amount equal to their Redemption Price.

                           (d) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire Common Stock or Preferred Stock in violation of subparagraph B(1)(b) of this Article IV, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation's status as a REIT.

                           (e) Owners Required To Provide Information.  From the
                  date  of  the  Initial  Public   Offering  and  prior  to  the
                  Restriction Termination Date,

                                      (i) every Beneficial Owner of more than 5%
                           (or such other percentage, between 1/2 of 1% and 5%, as provided in the Code) of the outstanding Common Stock or the outstanding Preferred Stock of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares of Common Stock or Preferred Stock Beneficially Owned, and description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation's status as a REIT.

                                     (ii) each Person who is a Beneficial  Owner
                           or Constructive Owner of Common Stock or Preferred Stock and each Person (including the shareholder of record) who is holding Common Stock or Preferred Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT.

                           (f) Remedies Not Limited.  Subject to the  provisions
                  of paragraph (l) of this Subsection B(1), nothing contained in this Article IV shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT.

                           (g) Ambiguity. In the case of an ambiguity in the application of any of the provisions of subparagraph B(1) of this Article IV, including any definition contained in subparagraph B(1)(a), the Board of Directors shall have the power to determine the application of the provisions of this subparagraph B(1) with respect to any situation based on the facts known to it.

                           (h) Modification of Ownership  Limit.  Subject to the
                  limitations provided in subparagraph B(1)(i), the Board of Directors may from time to time adjust the Ownership Limit with regard to any Person.

                           (i) Limitations on Modifications.

                                      (i) If the  Ownership  Limit of any Person
                           shall be increased, the Ownership Limit of all other Persons shall be adjusted such that no five Persons Beneficially Own in excess of 49% of the Common Stock and/or the Preferred Stock.

                                     (ii)  Prior  to  the  modification  of  any
                           Ownership Limit pursuant to subparagraph B(1)(h) or B(1)(j) of this Article IV, the Board of Directors of the Corporation may require such opinions of counsel, affidavits, undertaking or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.

                           (j) Exceptions.

                                      (i) The Board of Directors,  with a ruling
                           from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the Ownership Limits if such Person is not an individual for purposes of Section 542(a)(2) of the Code as modified by Section 856(h) of the Code, and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such Common Stock or Preferred Stock will violate the Ownership Limit and agrees that any violation or attempted violation will result in the redemption of such Common Stock or Preferred Stock, as the case may be, in accordance with this Article IV.

                                     (ii) The Board of Directors,  with a ruling
                           from the Internal Revenue Service or an opinion of counsel, may exempt a Person from the limitation on a Person Constructively Owning shares of Common Stock or Preferred Stock in excess of 9.8% of the outstanding Common Stock or Preferred Stock, as the case may be, if such Person does not and represents that it will not own, directly or constructively (by virtue of the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code), more than a 9.8% interest (as set forth in Section 856(d)(2)(B)), in a tenant of the Corporation and the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in the exemption of such shares of Common Stock or Preferred Stock in excess of 9.8% of the outstanding Common Stock or Preferred Stock, as the case may be, in accordance with this Article IV.

                           (k) Termination of REIT Status. The Corporation shall
                  maintain its status as a REIT until such time as the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT, and after the stockholders of the Corporation have approved the discontinuation of the Corporation to qualify as a REIT by a majority vote of outstanding Common Stock and a majority vote of all outstanding series of Preferred Stock with the power to vote thereon.

                           (l) New York Stock Exchange Transactions.  Nothing in
                  this subsection B(1) shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

                  2. (a) Legend. Each certificate for Common Stock and Preferred Stock shall bear the following legend:

                           "THE  SHARES  OF  [COMMON  STOCK]  [PREFERRED  STOCK]
                  REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE
                  INTERNAL REVENUE CODE OF 1986, AS AMENDED. NO PERSON MAY BENEFICIALLY OWN SHARES OF (i) COMMON STOCK IN EXCESS OF 9.8% (OR SUCH OTHER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION, OR (ii) PREFERRED STOCK IN EXCESS OF 9.8% (OR SUCH OTHER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING PREFERRED STOCK OF THE CORPORATION AND NO PERSON MAY CONSTRUCTIVELY OWN SHARES OF COMMON STOCK AND/OR PREFERRED STOCK IN EXCESS OF THE ABOVE LIMITATIONS. ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK AND/OR PREFERRED STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. ANY TRANSFER WHICH IF EFFECTIVE WOULD CAUSE ANY PERSON TO BENEFICIALLY OWN MORE THAN 9.8% OF THE OUTSTANDING COMMON STOCK AND/OR PREFERRED STOCK OF THE CORPORATION (OR SUCH OTHER LIMITS AS THE BOARD OF DIRECTORS OF THE CORPORATION SHALL DETERMINE) SHALL BE VOID AB INITIO. AMONG OTHER THINGS, IF THE BOARD OF DIRECTORS DETERMINES THAT A PURPORTED TRANSFER, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING RESTRICTIONS, THE PURPORTED TRANSFEREE OF SUCH SHARES SHALL BE DEEMED TO HAVE GRANTED AN OPTION TO THE CORPORATION TO ACQUIRE SUCH SHARES AT A PRICE EQUAL TO THE LESSER OF: (i) THE PRICE TO BE PAID IN THE TRANSACTION WHICH, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING LIMITATIONS; OR (ii) THE FAIR MARKET VALUE OF SUCH SHARES AS OF THE DATE OF EXERCISE OF SUCH OPTION. ALL TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CORPORATION'S CERTIFICATE OF INCORPORATION, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY MAY BE AUTOMATICALLY REDEEMED."

                  (b) Each certificate for Preferred Stock shall also bear substantially the following legend:

                  "THE CORPORATION SHALL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION.

                  THE SHARES OF PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. EXCEPT AS OTHERWISE PROVIDED BY THE CORPORATION'S CERTIFICATE OF INCORPORATION, NO PERSON MAY BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF (i) COMMON STOCK IN EXCESS OF 9.8% (IN VALUE OR IN NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION OR (ii) PREFERRED STOCK IN EXCESS OF 9.8% (IN VALUE OR IN NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING PREFERRED STOCK OF THE CORPORATION, WITH CERTAIN FURTHER RESTRICTIONS AND EXCEPTIONS SET FORTH IN OR PURSUANT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION. ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN COMMON STOCK AND/OR PREFERRED STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST NOTIFY THE CORPORATION IN WRITING AT LEAST 15 DAYS PRIOR TO SUCH PROPOSED OR ATTEMPTED TRANSFER OF OWNERSHIP. TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE AND TRANSFERS IN VIOLATION OF CERTAIN OTHER PROVISIONS OF THE CERTIFICATE OF INCORPORATION SHALL BE VOID AB INITIO. AMONG OTHER THINGS, IF THE BOARD OF DIRECTORS DETERMINES THAT A PURPORTED TRANSFER, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING RESTRICTIONS, THE PURPORTED TRANSFEREE OF SUCH SHARES SHALL BE DEEMED TO HAVE GRANTED AN OPTION TO THE CORPORATION TO ACQUIRE SUCH SHARES AT A PRICE
                  EQUAL TO THE LESSER OF: (i) THE PRICE TO BE PAID IN THE TRANSACTION WHICH, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING LIMITATIONS; OR (ii) THE FAIR MARKET VALUE OF SUCH SHARES AS OF THE DATE OF EXERCISE OF SUCH OPTION. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CORPORATION'S CERTIFICATE OF INCORPORATION."

                  3. Severability. If any provision of this Article IV or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

                                    ARTICLE V

         The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The Board of Directors of the Corporation shall consist of one or more members as determined by the Bylaws of the Corporation.

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

                                   ARTICLE VI

         No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended.

         Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

                                   ARTICLE VII

         No amendment may be made to this Restated Certificate of Incorporation unless approved by the vote of the holders of a majority of the voting securities of the Corporation; except that no amendment which would change any rights with respect to any outstanding class of securities of the Corporation, by reducing the amount payable thereon upon liquidation of the Corporation, or by diminishing or eliminating any voting rights pertaining thereto, may be made unless approved by the vote of the holders of 66-2/3% of the outstanding securities of such class.

         IN WITNESS WHEREOF, the undersigned has executed and acknowledged this Second Amended and Restated Certificate of Incorporation as of this 7th day of May, 1997.

                                        FRANCHISE FINANCE CORPORATION OF AMERICA



                                        By
                                          --------------------------------------
                                        Morton H. Fleischer, President

ATTEST:


--------------------------------------
Christopher H. Volk, Secretary

                                   APPENDIX B
                                     FORM OF
                    FRANCHISE FINANCE CORPORATION OF AMERICA
                       1997 EMPLOYEE STOCK PURCHASE PLAN


         Franchise Finance Corporation of America, a Delaware corporation, hereby adopts this Franchise Finance Corporation of America 1997 Employee Stock Purchase Plan (the "Plan"') as of the Effective Date. The purposes of this Plan are as follows:

                  (1) To assist employees of the Company and its Participating Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended.

                  (2) To help employees provide for their future security and to encourage them to remain in the employment of the Company and its Participating Subsidiaries.

1.       Definitions.

         Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning unless the context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

                  (a) "Code" means the Internal Revenue Code of 1986, as amended.

                  (b) "Committee" means the committee appointed to administer the Plan pursuant to paragraph 10.

                  (c) "Company" means Franchise Finance Corporation of America, a Delaware corporation.

                  (d) "Dates of Exercise" means the dates as of which an Option is exercised and the Stock subject to that Option is purchased. With respect to any Option, the Dates of Exercise are the last day of March, June, October and December on which Stock is traded on the New York Stock Exchange during the Option Period in which that Option was granted.

                  (e) "Date of Grant" means the date as of which an Option is granted, as set forth in paragraph 3(a).

                  (f) "Eligible Compensation" means total cash compensation received from the Company or a Participating Subsidiary as regular compensation during an Option Period.

         By way of illustration, and not by way of limitation, Eligible Compensation includes regular compensation such as salary, wages, overtime, shift differentials, bonuses, commissions, and incentive compensation, but excludes relocation expense reimbursements, foreign service premiums, tuition or other reimbursements, income realized as a result of participation in any stock option, stock purchase, or similar plan of the Company or any Participating Subsidiary.

                  (g) "Effective Date" means May 6, 1997.

                  (h) "Eligible Employee" means any employee of the Company or a Participating Subsidiary who meets the following criteria:

                           (1) the  employee  does  not,  immediately  after the
                  Option is granted, own (within the meaning of Section 423(b)(3) and 424(d) of the Code) stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of a Subsidiary;

                           (2)  the  employee  has   completed   six  months  of
                  employment for the Company or a Subsidiary; and

                           (3) the employee's  customary  employment is 20 hours
                  or more a week.

                  (i) "Option" means an option granted under the Plan to an Eligible Employee to purchase shares of Stock.

                  (j) "Option Period" means with respect to any Option the period beginning upon the Date of Grant and ending on the March 31, June 30, September 30 or December 31 immediately following the Date of Grant, whichever is earlier, or ending on such other date as the Committee shall determine. No Option Period may exceed 27 months from the Date of Grant.

                  (k) "Option Price" with respect to any Option has the meaning set forth in paragraph 4(b).

                  (l) "Participant" means an Eligible Employee who has complied with the provisions of paragraph 3(b).

                  (m) "Participating Subsidiary" means any present or future Subsidiary that the Committee designates to be eligible to participate in the Plan, and that elects to participate in the Plan.

                  (n) "Periodic Deposit Account" means the account established and maintained by the Company to which shall be credited pursuant to
         Section 3(c) amounts received from Participants for the purchase of Stock under the Plan.

                  (o) "Plan" means this Franchise Finance Corporation of America 1997 Employee Stock Purchase Plan.

                  (p) "Plan Year" means the calendar year.

                  (q) "Stock" means shares of common stock, par value $.01 per share, of the Company.

                  (r) "Stock Purchase Account" means the account established and maintained by the Company to which shall be credited pursuant to
         Section 4(c) Stock purchased upon exercise of an Option under the Plan.

                  (s) "Subsidiary" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company, if at the time of the granting of the Option, each of the corporations, other than the last corporation, in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.       Stock Subject to Plan.

         Subject to the provisions of paragraph 8 (relating to adjustment upon changes in the Stock), the Stock which may be sold pursuant to Options granted under the Plan shall not exceed in the aggregate Fifty Thousand (50,000) shares, and may be newly issued shares or treasury shares or shares bought in the market, or otherwise, for purposes of the Plan.

3.       Grant of Options.

                  (a) General Statement. The Company may grant Options under the Plan to all Eligible Employees on January 1, April 1, July 1 and/or October 1 of each Plan Year or on such other date as the Committee shall designate. The term of each Option shall end on the last day of the Option Period with respect to which the Option is granted. With respect to each Offering Period, each Eligible Employee shall be granted an Option, on the Date of Grant, for as many full and fractional shares of Stock as the Eligible Employee may purchase with up to 10% of the Compensation he or she receives during the Option Period (or during any portion of the Option Period as the Eligible Employee may elect to participate).

                  (b) Election to Participate. Each Eligible Employee who elects to participate in the Plan shall communicate to the Company, in accordance with procedures established by the Committee, an election to participate in the Plan whereby the Eligible Employee designates a stated whole percentage equaling at least 1%, but no more than 10%, of his or her Eligible Compensation during the Option Period to be deposited periodically in his or her Periodic Deposit Account under subparagraph (c). The cumulative amount deposited in the Periodic Deposit Account during a Plan Year with respect to any Eligible

         Employee may not exceed the limitation stated in subparagraph (d). A Participant's election to participate in the Plan shall continue in effect during the current and subsequent Option Periods until changed pursuant to subparagraph 3(c).

                  (c) Periodic Deposit Accounts. The Company shall maintain a Periodic Deposit Account for each Participant and shall credit to that account in U.S. dollars all amounts received under the Plan from the Participant. No interest will be paid to any Participant or credited to his or her Periodic Deposit Account under the Plan with respect to such funds. All amounts credited to a Participant's Periodic Deposit Account shall be used to purchase Stock under subparagraph 4(c) and no portion of a Participant's Periodic Deposit Account shall be refunded to him or her.

                  Credits to an Eligible Employee's Periodic Deposit Account shall be made by payroll deduction or by other alternate payment arrangements, in accordance with rules and procedures established by the Committee. An Eligible Employee may increase, decrease or eliminate the periodic credits to his or her Periodic Deposit Account for future periods by filing a new election amount at any time during an Option Period. The change shall become effective in accordance with the Committee's rules and procedures as soon as practicable after the Company receives the election, but the change will not affect the amounts deposited with respect to Eligible Compensation sooner than the Eligible Compensation payable with respect to the next pay period after the Company receives the authorization.

                  (d) $25,000 Limitation. No Eligible Employee shall be permitted to purchase Stock under the Plan or under any other employee stock purchase plan of the Company or of any Subsidiary which is intended to qualify under Section 423 of the Code, at a rate which exceeds $25,000 in fair market value of Stock (determined at the time the Option is granted) for each calendar year in which any such Option granted to such Participant is outstanding at any time.

4.       Exercise of Options.

                  (a) General Statement. On each Date of Exercise, the entire Periodic Deposit Account of each Participant shall be used to purchase at the Option Price whole and/or fractional shares of Stock subject to the Option. Each Participant automatically and without any act on his or her part will be deemed to have exercised his or her Option on each such Date of Exercise to the extent that the amounts then credited to the Participant's Periodic Deposit Account under the Plan are used to purchase Stock.

                  (b) Option Price Defined. The Option Price per share of Stock to be paid by each Participant on each exercise of his or her Option shall be an amount in U.S. dollars equal to the lower of 85% of the fair market value of a share of Stock as of the Date of Grant or the applicable Date of Exercise. The fair market value of a share of Stock as of an applicable Date of Grant or Date of Exercise shall be the average of the high and low price of a share of Stock on the New York Stock Exchange on such date.

                  (c) Stock Purchase Accounts; Stock Certificates. The Company shall maintain a Stock Purchase Account for each Participant to reflect the Stock purchased under the Plan by the Participant. Upon exercise of an Option by a Participant pursuant to subparagraph 4(a), the Company shall credit to the Participant's Stock Purchase Account the whole and/or fractional shares of Stock purchased at that time.

         Except as provided in paragraph 5, certificates with respect to Stock credited to a Participant's Stock Purchase Account shall be issued only on request by the Participant for a distribution of whole shares or when necessary to comply with the transaction requirements outside the United States. Upon issuance of such a Stock certificate to a Participant, the Participant's Stock Purchase Account shall be adjusted to reflect the number of shares of Stock distributed to the Participant.

5.       Rights on Retirement, Death, Termination of Employment.

         If a Participant retires, dies, or otherwise terminates employment, or if the corporation that employs a participant ceases to be a Participating Subsidiary, then to the extent practicable, no further amounts shall be credited to the Participant's Periodic Deposit Account from any pay due and owing with respect to the Participant after such retirement, death, or other termination of employment. All amounts credited to such a Participant's Periodic Deposit Account shall be returned to the participant or used on the next Date of Exercise in that Option Period to purchase Stock under paragraph 4, based upon the election by the Participant or his or her personal representitive. Such a Participant's Stock Purchase Account shall be terminated, and Stock certificates with respect to whole shares of Stock and cash with respect to fractional shares of Stock shall be distributed as soon as practicable after such Date of Exercise.

         Notwithstanding anything in this Plan to the contrary and except to the extent permitted under Section 423(a) of the Code, a Participant's Option shall not be exercisable more than three months after the Participant retires or otherwise ceases to be employed by the Company or a Participating Subsidiary, including as a result of the corporation ceasing to be a Participating Subsidiary.

6.       Restriction Upon Assignment of Options; Restriction upon Disposition of
         Stock.

         (a) An Option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. The Company will not recognize and shall be under no duty to recognize any assignment or purported assignment by a Participant, other than by will or the laws of descent and distribution, of the Participant's interest in the Plan or of his or her Option or of any rights under his or her Option.

         (b) Common Stock purchased under the Plan cannot be sold, transferred, or otherwise disposed of before the first anniversary of purchase, except to the extent that the Committee finds disposition to be necessary in light of a hardship affecting the participant. A participant that disposes of such shares within the one-year restriction period without the prior approval of the commitee shall be required to pay the Company the full amount of any discount received on the shares.

7.       No Rights of Stockholder Until Exercise of Option.

         A Participant shall not be deemed to be a stockholder of the Company, nor have any rights or privileges of a stockholder, with respect to the number of shares of Stock subject to an Option. A Participant shall have the rights and privileges of a stockholder of the Company when, but not until, the Participant's Option is exercised pursuant to paragraph 4(a) and the Stock purchased by the Participant at that time has been credited to the Participant's Stock Purchase Account.

8.       Changes in the Stock; Adjustments of an Option.

         If, while any Options are outstanding, the outstanding shares of Stock have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company, or there has been any other change in the capitalization of the Company, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, spinoff or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding Options and to the Option Exercise Price or prices applicable to such outstanding Options, including, if the Committee deems appropriate, the substitution of similar options to purchase shares of another company (with such other company's consent). In addition, in any such event, the number and/or kind of shares which may be offered in the Options shall also be proportionately adjusted. No adjustments to outstanding Options shall be made for dividends paid in the form of stock.

9.       Use of Funds; Repurchase of Stock.

         All funds received or held by the Company under the Plan will be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. The Company shall not be required to repurchase from any Eligible Employee shares of Stock which such Eligible Employee acquires under the Plan.

10.      Administration by Committee.

                  (a) Appointment of Committee. The board of directors of the Company, or its delegate, shall appoint a Committee, which shall be composed of one or more members, to administer the Plan on behalf of the Company. Each member of the Committee shall serve for a term commencing on the date specified by the board of directors of the Company, or its delegate, and continuing until he or she dies or resigns or is removed from office by such board of directors, or its delegate.

                  (b) Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to:

                           (1) determine when the initial and subsequent  Option
                  Periods will commence;

                           (2) interpret the Plan and the Options;

                           (3)  adopt   such   rules  for  the   administration,
                  interpretation, and application of the Plan as are consistent with the Plan and Section 423 of the Code; and

                           (4) interpret, amend, or revoke any such rules.

         In its absolute discretion, the Board of Directors of the Company may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. The Committee may delegate any of its responsibilities under the Plan by designating in writing other persons who carry out any or all of such responsibilities.

                  (c) Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

                  (d) Compensation; Professional Assistance; Good Faith Actions. Each member of the Committee who is an employee of the Company or a Subsidiary shall receive no additional compensation for his or her services under the Plan. Each Committee member who is not an employee of the Company or a Subsidiary shall receive such compensation for his or her services under the Plan as may be determined by the Board of Directors of the Company, or its delegate. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

11.      No Rights as an Employee.

         Nothing in the Plan nor any Option shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Subsidiary or to affect the right of the Company and Subsidiaries to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause, to the extent otherwise permitted under law.

12.      Term of Plan.

         No Option may be granted during any period of suspension of the Plan or after termination of the Plan, and in no event may any Option be granted under the Plan after five years from the commencement of the initial Option Period.

13.      Amendment of the Plan.

         The Board of Directors of the Company, or its delegate, may amend, suspend, or terminate the Plan at any time; provided that approval by the vote of the holders of more than 50% of the outstanding shares of the Stock entitled to vote shall be required to amend the Plan to reduce the Exercise Price or increase the number of shares of Stock reserved for the Options under the Plan.

14.      Effect Upon Other Plans.

         The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary, except to the extent required by law. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

15.      Notices.

         Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of the Committee and any notice to be given to the Eligible Employee shall be addressed to the Eligible Employee at his or her last address as reflected in the Company's records. By a notice given pursuant to this paragraph, either party may hereafter designate a different address for notices to be given to it or the Eligible Employee. Any notice which is required to be given to the Eligible Employee shall, if the Eligible Employee is then deceased, be given to the Eligible Employee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this paragraph. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office, branch post office, or other depository regularly maintained by the United States Postal Services.

16.      Titles.

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                          PROXY/VOTING INSTRUCTION CARD

                    FRANCHISE FINANCE CORPORATION OF AMERICA
      c/o Gemisys Transfer Agents, P.O. Box 3287, Englewood, CO 80155-9758

                        ANNUAL MEETING DATE: May 6, 1997
      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS


         The undersigned shareholder of Franchise Finance Corporation of America (the "Company"), a Delaware corporation, hereby constitutes and appoints Christopher H. Volk and John R. Barravecchia, and each of them, proxies, with full power of substitution, for and on behalf of the undersigned to vote, as designated below, according to the number of shares of the Company's $.01 par value common stock held of record by the undersigned on March 14, 1997, and as fully as the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders to be held at The Scottsdale Princess Resort, 7575 E. Princess Drive, Scottsdale, Arizona on Tuesday, May 6, 1997 at 10:00 a.m. local time, and at any postponements or adjournments thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned. If properly executed and no direction is made, this proxy will be voted IN FAVOR of the election of all listed nominees to the Board of Directors and FOR each of the other items set forth on the Proxy.

Please mark boxes x in ink. Sign, date and return this Proxy promptly, using the enclosed envelope.

1.       Election of Directors:

|_|      FOR ALL NOMINEES LISTED BELOW                        |_|        WITHHOLD AUTHORITY
         (except as marked to the contrary below)                        to vote all nominees listed below


(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below)

--------------------------------------------------------------------------------

         Morton H. Fleischer, Robert W. Halliday, Willie R. Barnes, William C. Foxley, Donald C. Hannah, Dennis E. Mitchem, Louis P. Neeb, Kenneth B. Roath, Wendell J. Smith and Casey J. Sylla


2. Proposal to amend and restate the Company's Restated Certificate of Incorporation to, among other things, authorize the issuance of 10,000,000 shares of preferred stock.

         |_| FOR           |_| AGAINST               |_| ABSTAIN

3.       Proposal to approve the Company's 1997 Employee Stock Purchase Plan.

         |_| FOR           |_| AGAINST               |_| ABSTAIN

4. Proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

         |_| FOR           |_| AGAINST               |_| ABSTAIN

5. In the discretion of such proxy holders, upon such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated March 27, 1997 and the Proxy Statement furnished therewith.

         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships, should so indicate when signing.

                                        Dated                             , 1997
                                             -----------------------------

                                        ----------------------------------------
                                        Authorized Signature

                                        ----------------------------------------
                                        Title

                                        ----------------------------------------
                                        Authorized Signature

                                        ----------------------------------------
                                        Title

         To save the Company additional vote solicitation expenses, please sign, date and return this Proxy promptly, using the enclosed envelope.

NON-VOTING INSTRUCTIONS

|_| ANNUAL MEETING. Please check here to indicate that you plan to attend the Annual Meeting of Shareholders on May 6, 1997.